SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

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PALL CORPORATION
(Exact Name of Registrant as Specified in Charter)
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New York	001-04311	11-1541330
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

25 Harbor Park Drive,	11050
Port Washington, NY	(Zip Code)
(Address of Principal Executive Offices)

(516) 484-5400
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2012, Pall Corporation (the “Registrant”) announced that Lisa McDermott resigned as Chief Financial Officer and Treasurer of the Registrant, effective March 10, 2013.

A copy of the Registrant’s press release announcing Ms. McDermott’s resignation is attached as Exhibit 99 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99	Press Release issued by the Registrant on December 18, 2012.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2012	PALL CORPORATION

	By:	/s/ Roya Behnia
Roya Behnia
Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99	Press Release issued by the Registrant on December 18, 2012.